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                       Nomination Notice - SMHL Mortgage
                       Origination and Management
                       Agreement







                       [Freehills - GRAPHIC OMITTED]

                       MLC Centre Martin Place Sydney New South Wales 2000 Australia

                       Telephone +61 2 9225 5000  Facsimile +61 2 9322 4000
                       www.freehills.com  DX 361 Sydney

                       SYDNEY MELBOURNE PERTH BRISBANE SINGAPORE
                       Correspondent Offices HANOI HO CHI MINH CITY JAKARTA KUALA LUMPUR


                       Reference

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Nomination Notice - SMHL Mortgage
Origination and Management
Agreement

To:      Perpetual Limited
         ABN 86 000 431 827
         of Level 12, 123 Pitt Street, Sydney, New South Wales
         (Trustee)

And:     Members Equity Bank Pty Limited
         ABN 56 070 887 679
         of Level 17, 360 Collins Street, Melbourne, Victoria
         (Mortgage Manager)

From:    ME Portfolio Management Limited
         ABN 79 005 964 134
         of Level 17, 360 Collins Street, Melbourne, Victoria
         (Manager)



We refer to the Mortgage Origination and Management Agreement dated 4 July 1994 between the Trustee and National Mutual Property Services (Aust) Pty Limited as novated and amended (MOMA).

Pursuant to clause 19.1 of the MOMA we hereby nominate the following Fund as a Fund for the purposes of clause 19 of the MOMA:

                 SMHL Global Fund No. [   ]

A word or phrase (unless otherwise defined in this Nomination Notice) defined in the MOMA has the same meaning as in the MOMA when used in this Nomination Notice.



Dated:   [#]

Signed for and on behalf of
ME Portfolio Management Limited
by two of its
Authorised Signatories:


---------------------------------              ---------------------------------
Authorised Signatory                           Authorised Signatory


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Name (please print)                            Name (please print)